DISTRIBUTION AGREEMENT


         THIS DISTRIBUTION AGREEMENT is made and entered into this 15th day of January, 1998, by and between each of the open-end management investment companies listed on SCHEDULE A, attached hereto, as of the dates noted on such SCHEDULE A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 11 (the "Issuers") and FUNDS DISTRIBUTOR, INC. ("Distributor"), a Massachusetts corporation.

         WHEREAS, the common stock of each of the Issuers is currently divided into a number of separate series of shares, or funds, each corresponding to a distinct portfolio of securities, and many of which are also divided into multiple classes of shares; and

         WHEREAS, Distributor is a registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.; and

         WHEREAS, American Century Investment Management, Inc. (the "Manager") is the registered investment adviser to the Issuers; and

         WHEREAS, the Boards of Directors/Trustees of the Funds (the "Board") wish to engage the Distributor to act as the distributor of the Funds;

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:


Section 1.        General Responsibilities

Each Issuer hereby engages Distributor to act as exclusive distributor of the shares of each class of its separate series, and any other series and classes as may be designated from time to time hereafter (the "Funds"). The Funds subject to this Distribution Agreement are identified on SCHEDULE A, as the same may be amended from time to time. Sales of a Fund's shares shall be made only to investors residing in those states in which such Fund is registered. After effectiveness of each Fund's registration statement, Distributor will hold itself available to receive, as agent for the Funds, and will receive, by mail, telex, telephone, and/or such other method as may be agreed upon between Distributor and Issuers, orders for the purchase of Fund shares, and will accept or reject such orders on behalf of the Funds in accordance with the provisions of the applicable Fund's prospectus. Distributor will be available to transmit such orders as are so accepted to the Fund's transfer agent as promptly as possible for processing at the shares' net asset value next determined in accordance with the prospectuses. Distributor shall promptly forward to the Funds' custodian funds received in respect of purchases of shares.

a. Offering Price. All shares sold by Distributor under this Agreement shall be sold at the net asset value per share ("Net Asset Value") determined in the manner described in each Fund's prospectus, as it may be amended from time to time, next computed after the order is accepted by Distributor or its agents or affiliates. Each Fund shall determine and promptly furnish to Distributor a statement of the Net Asset Value of shares of said Fund's series at least once on each day on which the Fund is open for business, as described in its current prospectus.

b. Promotion Support. Each Fund shall furnish to Distributor for use in connection with the sale of its shares such written information with respect to said Fund as Distributor may reasonably request. Each Fund represents and warrants that such information, when authenticated by the signature of one of its officers, shall be true and correct. Each Fund shall also furnish to Distributor copies of its reports to its shareholders and such additional information regarding said Fund's financial condition as Distributor may reasonably request. Any and all representations, statements and solicitations respecting a Fund's shares made in advertisements, sales literature and in any other manner whatsoever shall be limited to and conform in all respects to the information provided hereunder.

c. Regulatory Compliance. Each Fund shall furnish to Distributor copies of its current form of prospectus, as filed with the SEC, in such quantity as Distributor may reasonably request from time to time, and authorizes Distributor to use the prospectus in connection with the sale of such Fund's shares. All such sales shall be initiated by offer of, and conducted in accordance with, such prospectus and all of the provisions of the Securities Act of 1933 ("1933 Act"), the Investment Company Act of 1940 ("1940 Act") and all the rules and regulations thereunder. Distributor shall furnish applicable federal and state regulatory authorities with any information or reports related to its services under this Agreement which such authorities may lawfully request in order to ascertain whether the Funds' operations are being conducted in a manner consistent with any applicable law or regulations.

d. Availability of Shares. Each Fund agrees to sell shares of that Fund so long as it has shares available for sale and to cause each Fund's transfer agent to record on its books the ownership of (or deliver certificates, if any, for) such Shares registered in such names and amounts as the Distributor has requested in writing or other means of data transmission, as promptly as practicable after receipt by each Fund of the net asset value thereof and written request of the Distributor therefor.

e. Federal Registration of Shares. Each Fund shall, from time to time, take such steps as may be necessary to register its shares under the 1933 Act, including payment of the related filing fee, to the end that there will be available for sale such number of shares as the Distributor may be expected to sell. Each Fund agrees to file, from time to time, such amendments, reports and other documents as may be necessary in order that there may be no untrue statement of a material fact in a registration statement or prospectus pertaining to the Fund, or no omission to state therein a material fact required to be stated therein, which misstatement or omission would make the statements therein misleading.

f. State Registration of Shares. Each Fund shall, from time to time, take such steps as may be necessary to qualify and maintain the qualification of an appropriate number of the shares of each Fund for sale under the securities laws of such states as the Distributor and each Fund may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of each Fund as a broker or dealer in such states; provided that each Fund shall not be required to amend its Articles of Incorporation, Declaration of Trust or By-laws to comply with the laws of any state, to maintain an office in any state, to change the terms of the offering of the shares in any state from the terms set forth in its registration statement and prospectus, to qualify as a foreign corporation in any state or to consent to service of process in any state other than with respect to claims arising out of the offering of the shares. If a Fund determines not to sell shares in a particular state or jurisdiction, the Fund or its Administrator shall notify Distributor and Distributor shall not sell shares in such state or jurisdiction. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by such Fund (or Administrator) in connection with such qualifications.

g. Sales Through Intermediaries. Distributor will enter into selling agreements with various financial intermediaries for the sale or distribution of Fund shares. Any payment obligations arising thereunder for distribution services shall be made by Distributor or the Administrator, as paying agent for the Fund, out of any 12b-1 fee payable by the applicable Funds or, where appropriate, out of the profits the Administrator earns from fees earned under its Management Agreement with the Fund.

h. Acceptance. All orders for the purchase of its shares are subject to acceptance by each Fund.


Section 2.        Compensation

a. Investor Class, Institutional Class and Single Class Shares. Except for the promises of the Funds contained in this Agreement and their performance thereof, Distributor shall not be entitled to compensation for its services hereunder with respect to the Investor Class or the Institutional Class of shares or funds that offer a single class of shares.

b. Advisor Class and Service Class Shares. For the services provided and expenses incurred by Distributor as described in Section 2 and Section 3 of the Master Distribution and Shareholder Services Plan adopted by the Board with respect to the Advisor Class of such Funds, and for the services provided and expenses incurred by Distributor as described in Section 2 of the Shareholder Services Plan adopted by the Board with respect to the Service Class of such Funds, Distributor shall be compensated by the Manager, not by the Funds.


Section 3.    Expenses

a. Distributor Expenses. In connection with the sale and distribution of shares pursuant to this Agreement, the Distributor shall pay all of its own expenses and such other expenses as are not specifically assumed by the Funds or its Administrator as hereinafter provided.

b. Payments to Third Parties. The Administrator shall be responsible for paying all administrative services fees payable to financial intermediaries pursuant to contractual arrangements entered into by Administrator and/or Distributor for the provision of shareholder and administrative services to beneficial owners of Fund shares. The Funds, through the Distributor or the Administrator, as paying agent, shall be responsible for paying all 12b-1 fees payable to financial intermediaries pursuant to contractual arrangements entered into by Distributor for the distribution and sale of Advisor Class shares.

c. Fund Expenses. The parties acknowledge that the Distributor shall not be liable for any fees or expenses incurred in (a) the preparation of audited financial statements for the Fund; (b) the preparation and printing of post-effective amendments, supplements and revisions of its registration statements and prospectuses; (c) the preparation, printing and distributing to its shareholders copies of any prospectus; (d) the preparation, printing and distributing to its shareholders of shareholder reports and other shareholder communications; (e) the registration of the Fund and its shares with the Securities and Exchange Commission; and (f) the qualification of the Fund and its shares in each state in which its shares will be qualified for sale. Nothing contained herein shall be deemed to require the Funds to pay any of the costs of advertising the sale of Fund shares.


Section 4.        Independent Contractor

Distributor shall be an independent contractor. Neither Distributor nor any of its officers, trustees, employees or representatives is or shall be an employee of a Fund in connection with the performance of Distributor's duties hereunder. Distributor shall be responsible for its own conduct and the employment, control, compensation and conduct of its agents and employees, and for any injury to such agents or employees or to others through its agents and employees. Any obligations of Distributor hereunder may be performed by one or more affiliates of Distributor.


Section 5.        Affiliation with the Funds

Subject to and in accordance with each Fund's formative documents, Section 10 of the 1940 Act, it is understood: that the directors, trustees, officers, agents and shareholders of the Funds are or may be interested in Distributor as directors, officers, or shareholders of Distributor; that directors, officers, agents or shareholders of Distributor are or may be interested in the Funds as directors, trustees, officers, shareholders (directly or indirectly) or otherwise; and that the affect of any such interest shall be governed by the 1940 Act and Section 4.


Section 6.        Books and Records

It is expressly understood and agreed that all documents, reports, records, books, files and other materials ("Fund Records") relating to this Agreement and the services to be performed hereunder shall be the sole property of the Funds and that such property, to the extent held by Distributor, shall be held by Distributor as agent during the effective term of this Agreement. All Fund Records shall be delivered to the applicable Fund upon the termination of this Agreement, free from any claim or retention of rights by Distributor.


Section 7.    Indemnification

a. The parties acknowledge that the obligations of the Funds to take any action or perform any duties under this Agreement have been delegated to the Administrator pursuant to the terms of a Management Agreement and that the liability for breach or nonperformance under this Agreement and all indemnification obligations for damages shall be governed under the Master Consulting Agreement between Distributor and Administrator.

b. The Distributor agrees to indemnify, defend and hold each Fund, its directors, trustees and officers and any person who controls Each Fund, if any, within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which each Fund, its directors, trustees or officers of any such controlling person may incur under the 1933 Act or under common law or otherwise, but only to the extent that such liability or expense incurred by each Fund, its directors, trustees or officers or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to each Fund for use in the preparation of the registration statement or prospectus or shall arise out of or be based upon any alleged omission to state a material fact in such information or a fact necessary to make such information not misleading, it being understood that each Fund will rely upon the information provided by the Distributor for use in the preparation of the registration statement and prospectus. The Distributor's agreement to indemnify each Fund, its directors, trustees and officers, and any such controlling person as aforesaid is expressly conditioned upon the Distributor's being promptly notified of any action brought against each Fund, its directors, trustees or officers or any such controlling person, such notification to be given to the Distributor in accordance with Section 11.


Section 8.    Limitation of Liability

The Distributor shall not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or for reckless disregard by it of its obligations and duties under this Agreement.


Section 9.    Compliance with Securities Laws

Each Fund represents that it is registered as an open-end management investment company under the 1940 Act, and agrees that it will comply with the provisions of the 1940 Act and of the rules and regulations thereunder. Each Fund and the Distributor each agree to comply with the applicable terms and provisions of the 1940 Act, the 1933 Act and, subject to the provisions of Section 1(f), applicable state securities laws. The Distributor agrees to comply with the applicable terms and provisions of the Securities Exchange Act of 1934.


Section 10.   Confidentiality

The Distributor agrees on behalf of itself and its employees to treat confidentially and as proprietary information of each Fund all records and other information not otherwise publicly available relative to each Fund and its prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by each Fund or the Fund's Administrator, which approval shall not be unreasonably withheld and may not be withheld where the Distributor reasonably believes that the disclosure is necessary to avoid exposure to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by each Fund.


Section 11.   Notices

Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid: (1) to the Distributor at Funds Distributor, Inc., 60 State Street, 13th Floor, Boston, Massachusetts 02109, Attention: President with a copy to General Counsel; or (2) to the Fund at its address as set forth in its Prospectuses, Attention: General Counsel, or at such other address as either party may from time to time specify to the other party pursuant to this Section 11.


Section 12.       Services Not Exclusive

The services of Distributor to the Funds hereunder are not to be deemed exclusive, and Distributor shall be free to render similar services to others.


Section 13.       Renewal and Termination

a. Term and Annual Renewal. The term of this Agreement shall be from the date of its approval by the vote of a majority of the Board of each Issuer, and it shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of its Board, and the vote of a majority of said directors/trustees who are neither parties to the Agreement nor interested persons of any such party, cast at a meeting called for the purpose of voting on such approval. "Approved at least annually" shall mean approval occurring, with respect to the first continuance of the Agreement, during the 90 days prior to and including the date of its termination in the absence of such approval, and with respect to any subsequent continuance, during the 90 days prior to and including the first anniversary of the date upon which the most recent previous annual continuance of the Agreement became effective. The effective date of the Agreement with respect to each Fund is identified in the Schedules attached to this Agreement.

b. Termination. This Agreement may be terminated at any time, without payment of any penalty, by a Fund's Board, upon 60 days' written notice to Distributor, and by Distributor upon 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment. The term "assignment" shall have the meaning set forth for such term in Section 2(a)(4) of the 1940 Act.


Section 14.       Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.


Section 15.       Applicable Law

This Agreement shall be construed in accordance with the laws of the State of Missouri.


Section 16.       Amendment

This Agreement and the Schedules forming a part hereof may be amended at any time by a writing signed by each of the parties hereto. In the event that the Board or trustees of any additional funds indicate by resolution that such funds are to be made parties to this Agreement, whether such funds were in existence at the time of the effective date of this Agreement or subsequently formed, SCHEDULE A hereto shall be amended to reflect the addition of such new funds and such new funds shall thereafter become parties hereto. In the event that such new funds issue multiple classes of shares, SCHEDULES B, C, D, and E, as appropriate, shall be amended to reflect the addition of such new funds' classes. In the event that any of the Funds listed on SCHEDULE A terminates its registration as a management investment company, or otherwise ceases operations, SCHEDULE A (and, as appropriate, SCHEDULES B, C, D, and E) shall be amended to reflect the deletion of such Fund and its various classes.

                     FUNDS DISTRIBUTOR, INC.


                     By:/s/ Marie E. Connolly
                           Marie E. Connolly
                           President

                     AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                     AMERICAN CENTURY GOVERNMENT INCOME TRUST
                     AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                     AMERICAN CENTURY INVESTMENT TRUST
                     AMERICAN CENTURY MUNICIPAL TRUST
                     AMERICAN CENTURY MUTUAL FUNDS, INC.
                     AMERICAN CENTURY PREMIUM RESERVES, INC.
                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                     AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. AMERICAN CENTURY TARGET MATURITIES TRUST
                     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                     AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                     By:/s/ William M. Lyons
                           William M. Lyons
                           Executive Vice President of each of the Issuers

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

FUND                                                          DATE OF AGREEMENT
--------------------------------------------------------------------------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
      Benham California Municipal Money Market Fund           January 15, 1998
      Benham California High-Yield Municipal Fund             January 15, 1998
      Benham California Tax-Free Money Market Fund            January 15, 1998
      Benham California Limited Term Tax-Free Fund            January 15, 1998
      Benham California Intermediate-Term Tax-Free Fund       January 15, 1998
      Benham California Long-Term Tax-Free Fund               January 15, 1998
      Benham California Insured Tax-Free Fund                 January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     January 15, 1998
      American Century Real Estate Fund                       January 15, 1998
      American Century Value Fund                             January 15, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Benham Short-Term Treasury Fund                         January 15, 1998
      Benham Intermediate-Term Treasury Fund                  January 15, 1998
      Benham Long-Term Treasury Fund                          January 15, 1998
      Benham Government Agency Money Market Fund              January 15, 1998
      Benham Short-Term Government Fund                       January 15, 1998
      Benham GNMA Fund                                        January 15, 1998
      Benham Inflation-Adjusted Treasury Fund                 January 15, 1998
      Benham Capital Preservation Fund                        January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
      Benham International Bond Fund                          January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
      Benham Prime Money Market Fund                          January 15, 1998

AMERICAN CENTURY MUNICIPAL TRUST
      Benham Arizona Intermediate-Term Municipal Fund         January 15, 1998
      Benham Florida Municipal Money Market Fund              January 15, 1998
      Benham Florida Intermediate-Term Municipal Fund         January 15, 1998
      Benham Tax-Free Money Market Fund                       January 15, 1998
      Benham Intermediate-Term Tax-Free Fund                  January 15, 1998
      Benham Long-Term Tax-Free Fund                          January 15, 1998
      Benham Limited-Term Tax-Free Fund                       January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          January 15, 1998
      Benham Cash Reserve Fund                                January 15, 1998
      Twentieth Century Growth Fund                           January 15, 1998
      Twentieth Century Heritage Fund                         January 15, 1998
      Benham Intermediate-Term Bond Fund                      January 15, 1998
      Benham Limited-Term Bond Fund                           January 15, 1998
      Benham Bond Fund                                        January 15, 1998
      Twentieth Century Select Fund                           January 15, 1998
      Benham Intermediate-Term Government Fund                January 15, 1998
      Benham Short-Term Government Fund                       January 15, 1998
      Twentieth Century Ultra Fund                            January 15, 1998
      Twentieth Century Vista Fund                            January 15, 1998
      Twentieth Century Giftrust                              January 15, 1998
      Twentieth Century New Opportunities Fund                January 15, 1998

AMERICAN CENTURY PREMIUM RESERVES, INC.
      Benham Premium Government Reserve Fund                  January 15, 1998
      Benham Premium Capital Reserve Fund                     January 15, 1998
      Benham Premium Managed Bond Fund                        January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                     January 15, 1998
      American Century Income & Growth Fund                   January 15, 1998
      American Century Global Gold Fund                       January 15, 1998
      American Century Global Natural Resources Fund          January 15, 1998
      American Century Utilities Fund                         January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive       January 15, 1998
      American Century Strategic Allocation: Conservative     January 15, 1998
      American Century Strategic Allocation: Moderate         January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
      Benham Target Maturities Trust:  2000                   January 15, 1998
      Benham Target Maturities Trust:  2005                   January 15, 1998
      Benham Target Maturities Trust:  2010                   January 15, 1998
      Benham Target Maturities Trust:  2015                   January 15, 1998
      Benham Target Maturities Trust:  2020                   January 15, 1998
      Benham Target Maturities Trust:  2025                   January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      American Century VP Advantage                           January 15, 1998
      American Century VP Balanced                            January 15, 1998
      American Century VP Capital Appreciation                January 15, 1998
      American Century VP International                       January 15, 1998
      American Century VP Income & Growth                     January 15, 1998
      American Century VP Value                               January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 January 15, 1998
      Twentieth Century International Growth Fund             January 15, 1998
      Twentieth Century International Discovery Fund          January 15, 1998

                                   SCHEDULE B

                      Investor Class and Single Class Funds

FUND                                                          DATE OF AGREEMENT
--------------------------------------------------------------------------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
      Benham California Municipal Money Market Fund           January 15, 1998
      Benham California High-Yield Municipal Fund             January 15, 1998
      Benham California Tax-Free Money Market Fund            January 15, 1998
      Benham California Limited Term Tax-Free Fund            January 15, 1998
      Benham California Intermediate-Term Tax-Free Fund       January 15, 1998
      Benham California Long-Term Tax-Free Fund               January 15, 1998
      Benham California Insured Tax-Free Fund                 January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund(1)                  January 15, 1998
      American Century Real Estate Fund                       January 15, 1998
      American Century Value Fund(2)                          January 15, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Benham Short-Term Treasury Fund                         January 15, 1998
      Benham Intermediate-Term Treasury Fund                  January 15, 1998
      Benham Long-Term Treasury Fund                          January 15, 1998
      Benham Government Agency Money Market Fund              January 15, 1998
      Benham Short-Term Government Fund                       January 15, 1998
      Benham GNMA Fund                                        January 15, 1998
      Benham Inflation-Adjusted Treasury Fund                 January 15, 1998
      Benham Capital Preservation Fund                        January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
      Benham International Bond Fund                          January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
      Benham Prime Money Market Fund                          January 15, 1998

AMERICAN CENTURY MUNICIPAL TRUST
      Benham Arizona Intermediate-Term Municipal Fund         January 15, 1998
      Benham Florida Municipal Money Market Fund              January 15, 1998
      Benham Florida Intermediate-Term Municipal Fund         January 15, 1998
      Benham Tax-Free Money Market Fund                       January 15, 1998
      Benham Intermediate-Term Tax-Free Fund                  January 15, 1998
      Benham Long-Term Tax-Free Fund                          January 15, 1998
      Benham Limited-Term Tax-Free Fund                       January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund(2)                       January 15, 1998
      Benham Cash Reserve Fund(2)                             January 15, 1998
      Twentieth Century Growth Fund(2)                        January 15, 1998
      Twentieth Century Heritage Fund(2)                      January 15, 1998
      Benham Intermediate-Term Bond Fund(2)                   January 15, 1998
      Benham Limited-Term Bond Fund(2)                        January 15, 1998
      Benham Bond Fund(2)                                     January 15, 1998
      Twentieth Century Select Fund(2)                        January 15, 1998
      Benham Intermediate-Term Government Fund(2)             January 15, 1998
      Benham Short-Term Government Fund(2)                    January 15, 1998
      Twentieth Century Ultra Fund(2)                         January 15, 1998
      Twentieth Century Vista Fund(2)                         January 15, 1998
      Twentieth Century Giftrust(1)                           January 15, 1998
      Twentieth Century New Opportunities Fund(1)             January 15, 1998

AMERICAN CENTURY PREMIUM RESERVES, INC.
      Benham Premium Government Reserve Fund(1)               January 15, 1998
      Benham Premium Capital Reserve Fund(1)                  January 15, 1998
      Benham Premium Bond Fund(1)                             January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                     January 15, 1998
      American Century Income & Growth Fund                   January 15, 1998
      American Century Global Gold Fund                       January 15, 1998
      American Century Global Natural Resources Fund          January 15, 1998
      American Century Utilities Fund                         January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive(2)    January 15, 1998
      American Century Strategic Allocation: Conservative(2)  January 15, 1998
      American Century Strategic Allocation: Moderate(2)      January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
      Benham Target Maturities Trust:  2000                   January 15, 1998
      Benham Target Maturities Trust:  2005                   January 15, 1998
      Benham Target Maturities Trust:  2010                   January 15, 1998
      Benham Target Maturities Trust:  2015                   January 15, 1998
      Benham Target Maturities Trust:  2020                   January 15, 1998
      Benham Target Maturities Trust:  2025                   January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      American Century VP Advantage(2)                        January 15, 1998
      American Century VP Balanced(1)                         January 15, 1998
      American Century VP Capital Appreciation(1)             January 15, 1998
      American Century VP International(1)                    January 15, 1998
      American Century VP Income & Growth                     January 15, 1998
      American Century VP Value(1)                            January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund(2)              January 15, 1998
      Twentieth Century International Growth Fund(2)          January 15, 1998
      Twentieth Century International Discovery Fund(2)       January 15, 1998

--------
1  Multiple Classes of Shares
2  Single Class of Shares

                                   SCHEDULE C

                            Institutional Class Funds

FUND                                                          DATE OF AGREEMENT
--------------------------------------------------------------------------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     January 15, 1998
      American Century Real Estate Fund                       January 15, 1998
      American Century Value Fund                             January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          January 15, 1998
      Twentieth Century Growth Fund                           January 15, 1998
      Twentieth Century Heritage Fund                         January 15, 1998
      Twentieth Century Select Fund                           January 15, 1998
      Twentieth Century Ultra Fund                            January 15, 1998
      Twentieth Century Vista Fund                            January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                     January 15, 1998
      American Century Income & Growth Fund                   January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 January 15, 1998
      Twentieth Century International Growth Fund             January 15, 1998
      Twentieth Century International Discovery Fund          January 15, 1998

                                   SCHEDULE D

                               Service Class Funds

FUND                                                          DATE OF AGREEMENT
--------------------------------------------------------------------------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     January 15, 1998
      American Century Real Estate Fund                       January 15, 1998
      American Century Value Fund                             January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          January 15, 1998
      Benham Cash Reserve Fund                                January 15, 1998
      Twentieth Century Growth Fund                           January 15, 1998
      Twentieth Century Heritage Fund                         January 15, 1998
      Benham Intermediate-Term Bond Fund                      January 15, 1998
      Benham Limited-Term Bond Fund                           January 15, 1998
      Benham Bond Fund                                        January 15, 1998
      Twentieth Century Select Fund                           January 15, 1998
      Benham Intermediate-Term Government Fund                January 15, 1998
      Benham Short-Term Government Fund                       January 15, 1998
      Twentieth Century Ultra Fund                            January 15, 1998
      Twentieth Century Vista Fund                            January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive       January 15, 1998
      American Century Strategic Allocation: Conservative     January 15, 1998
      American Century Strategic Allocation: Moderate         January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 January 15, 1998
      Twentieth Century International Growth Fund             January 15, 1998
      Twentieth Century International Discovery Fund          January 15, 1998

                                   SCHEDULE E

                               Advisor Class Funds

FUND                                                          DATE OF AGREEMENT
--------------------------------------------------------------------------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                     January 15, 1998
      American Century Value Fund                             January 15, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Benham Short-Term Treasury Fund                         January 15, 1998
      Benham Intermediate-Term Treasury Fund                  January 15, 1998
      Benham Long-Term Treasury Fund                          January 15, 1998
      Benham Government Agency Money Market Fund              January 15, 1998
      Benham Short-Term Government Fund                       January 15, 1998
      Benham GNMA Fund                                        January 15, 1998
      Benham Inflation-Adjusted Treasury Fund                 January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
      Benham International Bond Fund                          January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                          January 15, 1998
      Benham Cash Reserve Fund                                January 15, 1998
      Twentieth Century Growth Fund                           January 15, 1998
      Twentieth Century Heritage Fund                         January 15, 1998
      Benham Intermediate-Term Bond Fund                      January 15, 1998
      Benham Limited-Term Bond Fund                           January 15, 1998
      Benham Bond Fund                                        January 15, 1998
      Twentieth Century Select Fund                           January 15, 1998
      Benham Intermediate-Term Government Fund                January 15, 1998
      Benham Short-Term Government Fund                       January 15, 1998
      Twentieth Century Ultra Fund                            January 15, 1998
      Twentieth Century Vista Fund                            January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                     January 15, 1998
      American Century Income & Growth Fund                   January 15, 1998
      American Century Global Gold Fund                       January 15, 1998
      American Century Global Natural Resources Fund          January 15, 1998
      American Century Utilities Fund                         January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive       January 15, 1998
      American CenturyStrategic Allocation: Conservative      January 15, 1998
      American Century Strategic Allocation: Moderate         January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
      Benham Target Maturities Trust:  2000                   January 15, 1998
      Benham Target Maturities Trust:  2005                   January 15, 1998
      Benham Target Maturities Trust:  2010                   January 15, 1998
      Benham Target Maturities Trust:  2015                   January 15, 1998
      Benham Target Maturities Trust:  2020                   January 15, 1998
      Benham Target Maturities Trust:  2025                   January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                 January 15, 1998
      Twentieth Century International Growth Fund             January 15, 1998
      Twentieth Century International Discovery Fund          January 15, 1998